UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/16/2006

ACR GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-12490

Texas	74-2008473
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3200 Wilcrest Drive,
Suite 440
Houston, Texas 77042
(Address of principal executive offices, including zip code)

(713) 780-8532
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

ACR Group, Inc. (the "Company") is attaching a copy of the press release dated March 16, 2006 as Exhibit 99.1.

Exhibit        Description

99.1        Press release dated March 16, 2006 issued byACR Group, Inc.

Item 8.01.    Other Events

On March 16, 2006, the Company announced that the American Stock Exchange has accepted its application to list the Company's common stock. The Company expects to begin trading on Monday, March 20, 2006, under the symbol "BRR", a reference to the Company's business of selling air conditioning and heating equipment, parts and supplies.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACR GROUP, INC.

Date: March 20, 2006	By:	/s/ Anthony R. Maresca
Anthony R. Maresca
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated March 16, 2006 issued by ACR Group, Inc.